UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 4, 2026

OFA GROUP

(Exact name of registrant as specified in its charter)

Cayman Islands	001-42592	98-1824417
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

609 Deep Valley Drive, Suite 200 Rolling Hills, CA	92074
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (800) 418-5160

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A Ordinary Shares, $0.001 par value per share	OFAL	The Nasdaq Capital Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 3.02 Unregistered Sales of Equity Securities.

As previously reported on Form 6-K, on July 22, 2025, OFA Group (the “Company”) entered into a purchase agreement dated July 14, 2025 (the “Atsion Purchase Agreement”) with Atsion Opportunity Fund LLC – Series 1 (“Atsion”), pursuant to which the Company, among others, was prohibited from entering into any variable rate transaction (the Restriction”). On October 28, 2025, the Company and Atsion entered into a waiver, pursuant to which Atsion agreed to waive the Restriction in relation to an initial closing of a certain purchase agreement, dated as of October 29, 2025, by and among the Company and certain investors (the “PIPE”). Further, on March 25, 2026, the Company and Atsion entered into a conditional waiver for the second and third closing of the PIPE (the “Original Waiver”). On June 4, 2026, the Company entered into Amendment No. 1 to the Conditional Waiver of Covenant (the “Amendment”) with Atsion, amending certain provisions of the Original Waiver. Further, the Original Waiver amended the Atsion Purchase Agreement to subject the Company’s obligation to pay Atsion a commitment fee of $1,000,000 to a payment schedule therein, and if the Company defaults in any of the payments, the entire remaining unpaid balance of the commitment fee shall, at the Atsion’s election, become immediately due and payable, and liquidated damages shall accrue at one percent (1%) of the commitment fee each day. Pursuant to the Amendment, if the Company defaults in the payment of commitment fee, the remaining unpaid balance of the commitment fee shall be converted into Class A ordinary shares (“Default Shares”) at a conversion price equal to volume-weighted average price of Company’s Class A ordinary shares on the day immediately prior to the Share Transfer Date (as defined in the Amendment), provided, however, that the number of Default Shares will not exceed 3,000,000 shares.

The issuance of the Default Shares was exempt from registration under Section 4(a)(2) of the Securities Act of 1933, as amended.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: June 5, 2026	OFA Group

	By:	/s/ Li Hsien Wong
	Name:	Li Hsien Wong
	Title:	Chief Executive Officer